AMENDMENT NUMBER THREE
to the
SECOND AMENDED AND RESTATED
MASTER SELLER’S WARRANTIES AND SERVICING AGREEMENT
dated as of October 1, 2001 as amended and restated to and including may 1, 2004 by and between
NATIONAL CITY MORTGAGE CO.
and
UBS REAL ESTATE SECURITIES INC.

This AMENDMENT NUMBER THREE (this “Amendment”) is made this 8th day of March, 2005, by and between NATIONAL CITY MORTGAGE CO., having an address at 3232 Newmark Drive, Miamisburg, Ohio 45342 (the “Company”) and UBS REAL ESTATE SECURITIES INC., having an address at 1285 Avenue of the Americas, New York, New York 10019 (the “Purchaser”), to the Second Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of October 1, 2001 as amended and restated to and including May 1, 2004, as amended, by and between the Company and the Purchaser (the “Agreement”).

RECITALS

WHEREAS, the Company and the Purchaser desire to amend the Agreement as provided below; and

WHEREAS, the Company and the Purchaser have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Amendments.

(A)

Effective as of March 8, 2005, the definition of “Mortgage Loan Schedule” in Article I of the Agreement is hereby amended by deleting the period at the end of the first sentence thereto, replacing such period with a semicolon and adding the following immediately after such semicolon:

and (60) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan (including any Mortgage Loans with any interest-only features) and, if so, the term of the interest-only period of such Mortgage Loan.

(B)

Effective as of March 8, 2005, subpart (t) of Section 3.02 of the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

(t)

Origination: Payment Terms.  At the time the Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or State authority.  The Mortgage Loan bears interest at the Mortgage Interest Rate.  The Mortgage Note is payable on the first day of each month in Monthly Payments, which, in the case of a Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof (other than during the interest-only period with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan) and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the outstanding principal balance over the remainder of the original term thereof (other than during the interest-only period with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan) and to pay interest at the related Mortgage Interest Rate. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an interest-only Mortgage Loan, the interest-only period does not exceed ten (10) years (or such lesser period specified on the Mortgage Loan Schedule) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan.  The Index for each Adjustable Rate Mortgage Loan is as defined in the related Trade Confirmation and/or set forth in the related Mortgage Loan Schedule.  The Mortgage does not permit negative amortization;

SECTION 2.

Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.

Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 4.

Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 5.

Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[signature page to follow]

IN WITNESS WHEREOF, the Company and the Purchaser have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

NATIONAL CITY MORTGAGE CO.
(Company)

By:___________________________
Name:
Title:

UBS REAL ESTATE SECURITIES INC.
(Purchaser)

By:___________________________
Name:
Title:

By:___________________________
Name:
Title: